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                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                ----------------

                                   FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF
                        THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): February 11, 1999

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                           HARRAH'S ENTERTAINMENT, INC.

              (Exact name of registrant as specified in its charter)

           DELAWARE                        1-10410              62-1411755
(State or other jurisdiction            (Commission         (I.R.S. Employer
 of incorporation or organization)       File Number)        Identification No.

        1023 CHERRY ROAD
       MEMPHIS, TENNESSEE                              38117
(Address of Principal Executive Offices)            (Zip Code)

                                ----------------

                                 (901)762-8600

               (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report.)

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ITEM 5. OTHER EVENTS

     On February 11, 1999, the Registrant reported its results of operations for the year ended December 31, 1998. A copy of the earnings press release is attached hereto as Exhibit 99(1).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

         99(1) Text of press release, dated February 11, 1999, of the Registrant.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HARRAH'S ENTERTAINMENT, INC.

Date: February 11, 1999                By: /s/ STEPHEN H. BRAMMELL
                                          -------------------------------------
                                          Name:  Stephen H. Brammell
                                          Title: Vice President





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